Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Textainer Group Holdings Limited (the “Company”)
RBC Capital Markets, LLC (“RBC”)
(together, the “Specified Parties”)

Re: Textainer Marine Containers VII Limited, Series 2020-1 - Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “Textainer pool (07 13 2020) - AUP.xlsb” (the “Data File”), provided to us on July 14, 2020, containing certain information related to 201,159 containers (the “Containers”) as of June 30, 2020, which we were informed are intended to be included as collateral in the offering by Textainer Marine Containers VII Limited, Series 2020-1. The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•
The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that Net Book Value (“NBV”) percentage and Manufacture Date were within 3.0% and 30 days, respectively.

•	The term “Cutoff Date” means June 30, 2020.

•
The term “Sources” means the following information provided by the Company: Invoice, Purchase Agreement, Bill of Sale, Acceptance Certificate, Inspection Certificate, Freight Container Production Certificate, Lease Agreement (Term Lease, Lease Schedule, Addendum, or Amendment),  screenshots from the Company’s fixed asset management system or billing and tracking system, electronic mail correspondence containing the Company’s confirmation of container or lease details, electronic mail correspondence from the Company listing the depreciation life and residual value by Equipment Type (for New containers, as a percentage of original equipment cost, and for Used containers, as a dollar value based on manufacture year), and documents containing discount rate for each Sample Container subject to Lease Type “PR”).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the
KPMG network of independent member firms affiliated with KPMG International
Cooperative (“KPMG International”), a Swiss entity.

We performed the following procedures:

A.
The Company instructed us to select a random sample of 45 Containers (the “Sample Containers”) from the Data File. A listing of the Sample Containers is attached hereto as Exhibit A.  For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of Containers that we were instructed to randomly select from the Data File.

B.
For each Sample Container, we compared or recomputed the attributes listed below to or using the corresponding information contained in the Sources. The Specified Parties indicated that the absence of any of the Sources, or the inability to agree the indicated information from the Data File to the Sources, utilizing instructions provided by the Company, as applicable, for each of the attributes identified constituted an exception. The Sources are listed in the order of priority until such attribute was agreed.

Attributes	Sources / Company’s Instructions

Container Unit ID	Invoice, Purchase Agreement, Bill of Sale.

New/Used
Invoice or Purchase Agreement. We were instructed by the Company to consider a Sample Container to be “New” if an Invoice was available, and “Used” if a Purchase Agreement was available.

For Sample Container #11, the Data File stated “New”, but a Purchase Agreement was available and an Invoice was not available.   The Company informed us that this Sample Container initially entered the fleet as “New,” was managed by the Company on behalf of a third party, and subsequently repurchased as “Used” by the Company pursuant to the Purchase Agreement. The Company informed us that under such circumstances, based on their fixed asset management system, the Sample Container remains classified as “New,” consistent with the classification when it originally entered the fleet. This was not considered an exception.

Original Equipment Cost (“OEC”)	Screenshot from the Company’s fixed asset management system.

Net Book Value (“NBV”)
For each Sample Container subject to Lease Type “MS,” “SP,” or “TR,” recompute the NBV using the OEC and Depreciation Start Date stated in the Data File, and the depreciation life and residual value by Equipment Type (which is based on the New/Used attribute) provided by the Company. The Company instructed us to use the residual value for a Used container (i.e., based on manufacture year) to recompute the NBV for Sample Container #11 given the Company depreciated the Container subsequent to repurchase.

For each Sample Container subject to Lease Type “PR,” recompute the NBV as the present value of the Buyout Amount (stated in the Data File) and remaining monthly lease payments as of the Cutoff Date, using the discount rate provided by the Company. The Company instructed us to recompute the remaining monthly lease payments based on the Lease Rate and the Lease Expiration Date (stated in the Data File).

Manufacture Date
Date of the Acceptance Certificate, Inspection Certificate, Freight Container Production Certificate, or Available Date stated in electronic mail correspondence containing the Company’s confirmation of container or lease details.

Attributes	Sources / Company’s Instructions

Age	Recompute as the number of months from the Manufacture Date stated in the Data File to the Cutoff Date.

Equipment Type
Invoice, Purchase Agreement, screenshots from the Company’s fixed asset management system, and instructions provided by the Company regarding acceptable Equipment Type descriptions listed in Exhibit B.

Lessee’s Name	Lease Agreement

Lease Type
Lease Agreement. The Company instructed us to consider the Lease to be:

- a finance lease (Lease Type “PR”) if the Lease Agreement included a bargain purchase option at the end of the lease term;

- a term lease (Lease Type “TR”) if the Lease Agreement did not include a bargain purchase option and required a minimum on-hire term for each container of greater than one year;

- a master lease (Lease Type “MS”) if the Lease Agreement did not require a minimum on-hire term for each container;

- a spot lease (Lease Type “SP”) if the Lease Agreement required a minimum on-hire term for each container of less than one year.

For Sample Container #24, the Lease Agreement did not require a minimum on-hire term and the Lease Type stated in the Data File was “TR.” The Company informed us that the Sample Container was considered to be a term lease based on the length of the actual on-hire period of greater than one year. This was not considered an exception.

Lease Rate
Lease Agreement.

For Sample Containers for which the Lease Agreement required a damage protection plan payment, the Company instructed us to recompute Lease Rate by subtracting the damage protection plan amount (stated in a screenshot from the Company’s billing and tracking system) from the Lease Rate stated in the Lease Agreement.

Lease Start Date
Lease Agreement. The Company instructed us to compare the Lease Start Date stated in the Data File to the 1st day of the calendar month of the Effective Date of the Lease Agreement or Start Date of the Base Term (stated in the Lease Agreement), or the date after the Build-up Period or the Deemed On-hire Date (stated in the Lease Agreement).

For Sample Container #21, the Lease Agreement stated the Lease Start Date was the pick-up date of each Container. The Company instructed us to compare the Lease Start Date to the later of the Lease Agreement date and the 1st day of the calendar month of the in-fleet date stated in the Data File.

Attributes	Sources / Company’s Instructions

The Company instructed us not to perform this procedures on Sample Containers subject to spot leases (Lease Type “SP”).

Lease Expiration Date
Lease Agreement. The Company instructed us to compare the Lease Expiration Date to the last date of the Base Term stated in the Lease Agreement, or if such date is not available, to recompute Lease Expiration Date by adding the Base Term or Minimum Term stated in the Lease Agreement to the Lease Start Date.

If the Lease Agreement required a Minimum Term based on a certain number of months of the Sample Container’s manufacture age, the Company instructed us to recompute Lease Expiration Date by adding such Minimum Term to the Sample Container’s Manufacture Date stated in the Data File.

If the Base Term or Minimum Term for the Sample Container was completed or was not required in the Lease Agreement, and the Lease Agreement allowed for an automatic extension every year, the Company instructed us to consider the information to be in agreement if the Lease Expiration Date was the day prior to the anniversary of the Lease Start Date in 2020.

The Company instructed us not to perform this procedure on the Sample Containers subject to spot leases (Lease Type “SP”).

Buyout Amount (applicable only for Sample Containers subject to Lease Type “PR”)	Lease Agreement

The information regarding the Sample Containers was found to be in agreement with the respective information stated in the Sources, except as listed in Exhibit C.

C.
For each Sample Container we observed an “OL” status in the screenshot from the Company’s billing and tracking system or the presence of a signed Lease Agreement. We make no representation regarding the authenticity of the signature(s) on the Lease Agreement.

There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.

The procedures performed were applied based on the information included in the Data File, the Sources, and instructions provided by the Company, without verification or evaluation of such information and instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Containers, (ii) the reasonableness of the information and instructions provided by the Company, (iii) the reliability or accuracy of the Sources which were used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the acquisition or leasing of the Containers to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Containers being securitized, (iii) the compliance of the lessor of the Containers with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Containers that would be material to the likelihood that the issuer of the asset‑backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (NRSRO).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, CA
July 27, 2020

Exhibit A

The Sample Containers

Sample Container Number	Container ID	Sample Container Number	Container ID
1	MSDU776493	26	TEMU391133
2	MEDU255392	27	TGHU664976
3	TEMU968140	28	TGHU623029
4	TGBU749329	29	TEMU214904
5	SKHU995647	30	TEMU605286
6	SKHU996139	31	TEMU609227
7	SKHU891793	32	TEMU612099
8	HLBU158752	33	TEMU224624
9	HLBU152538	34	TEMU617509
10	TGBU272566	35	TEMU232194
11	TGHU462406	36	TEMU625905
12	TEMU241709	37	TEMU627640
13	TGHU975670	38	TEMU888207
14	TEMU908593	39	TEMU957194
15	TGHU687208	40	TEMU881625
16	TEMU635208	41	TEMU866061
17	TEMU912255	42	TGBU504833
18	TEMU534842	43	TEMU891933
19	TGHU607698	44	TGHU684494
20	TEMU732821	45	TEMU904769
21	TGHU698219
22	TEMU520349
23	TGHU996712
24	TEMU208867
25	TEMU362647

A-1

Exhibit B

Acceptable Equipment Type Descriptions provided by the Company

Equipment Type	Acceptable Description

2S
20GP

20' STANDARD DRY CARGO CONTAINERS

20'X8'X8'6" DRY VAN CONTAINER

20'X8'X8'6" ISO 1CC DRY VAN CONTAINER

20’ STEEL DRY VAN CONTAINER

20X8X8'6 DRY CARGO CONTAINER

20'*8'*8'6'' ISO TYPE DRY CARGO CONTAINER

20X8X8'6 ISO TYPE DRY CARGO STEEL CONTAINERS

4H	40' HC 40'X8'X9'6" STEEL DRY CARGO CONTAINER 40'x8'x9'6" DRY CARGO CONTAINERS 40X8X9'6 ISO IAAA DRY VAN CONTAINER 40’X8’x9’6” Dry Van Containers

4S	40’GE

4Y	40' x 8’ x 9’6” REFRIGERATED CONTAINER 40' HC REEFER CONTAINER 40’x8’x9’6” REEFER Container Reefer Container

B-1

Exhibit C

Exceptions List

Sample Container Number	Container ID	Attribute	Per Data File	Per Source
5	SKHU995647	Lease Rate	$1.95	$1.93
6	SKHU996139	Lease Rate	$1.95	$1.93
13	TGHU975670	Lease Expiration Date	5/20/2023	5/20/2024
18	TEMU534842	Lease Expiration Date	12/31/2018	7/31/2020

C-1